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                                                                       EXHIBIT A



    The name, citizenship, business address and present principal occupation of each executive officer and director of PGGM is as follows:

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                                                     Present Principal
Name and Citizenship         Office                Occupation and Address
--------------------         ------                ----------------------
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Dick J. de Beus         Executive Officer        Chairman, Board of Managing
(The Netherlands)                                Directors
                                                 Pensioenfonds PGGM
                                                 Kroostweg-Noord 149
                                                 P.O. Box 117
                                                 3700 AC Zeist
                                                 The Netherlands
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Gerard Wieringa         Executive Officer        Managing Director Investments
(The Netherlands)                                Kroostweg-Noord 149
                                                 Pensioenfonds PGGM
                                                 P.O. Box 117
                                                 3700 AC Zeist
                                                 The Netherlands
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Ferry C.A. Meijer (Mr.) Executive Officer        Managing Director Pensions
(The Netherlands)                                Pensioenfonds PGGM
                                                 Kroostweg-Noord 149
                                                 P.O. Box 117
                                                 3700 AC Zeist
                                                 The Netherlands
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J.C.J. Lammers (Mr.)    Chairman of the          Retired
(The Netherlands)       Board of Directors of    Muidergouw 44
                        PGGM                     1351 PD Almere-Haven
                                                 The Netherlands
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W.L. Bonhof (Mr.)       Director                 Director
(The Netherlands)                                Zon & Schild (Hospital)
                                                 Utrechtseweg 266
                                                 P.O. Box 3051
                                                 3800 DB Amersfoort
                                                 The Netherlands
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H.J. van Essen (Mr.)    Director                 Chief Executive Officer
(The Netherlands)                                Wilhelmina Hospital
                                                 P.O. Box 9015
                                                 6500 GS Nijmegen
                                                 The Netherlands
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                                                     Present Principal
Name and Citizenship         Office                Occupation and Address
--------------------         ------                ----------------------
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R.G. de Vries (Mr.)               Director             Vice Director
(The Netherlands)                                Nederlaudse Zorg Federatie
                                                 (Netherlands Health Care
                                                 Federation)
                                                 P.O. Box 9696 3506 GR Utrecht
                                                 The Netherlands
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J. Hillenius (Mr.)           Director            Retired
(The Netherlands)                                Meije 342
                                                 3474 ME Zegveld
                                                 The Netherlands
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H. Vaartjes (Mr.)            Director            Retired
(The Netherlands)                                Tabakslaan 25
                                                 3958 DA Amerongen
                                                 The Netherlands
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J.J. de Kort (Mr.)           Director            Retired
(The Netherlands)                                Langbroekerdijk B 28
                                                 3947 BB Langbroek
                                                 The Netherlands
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P.M. Altenburg (Mrs.)        Director            Board Member
(The Netherlands)                                Abvakabo (Trade Union)
                                                 P.O. Box 3010
                                                 2700 KT Zoetermeer
                                                 The Netherlands
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J.P. Bensch (Mr.)            Director            Trade Union Officer
(The Netherlands)                                Abvakabo (Trade Union)
                                                 P.O. Box 3010
                                                 2700 KT, Zoetermeer
                                                 The Netherlands
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A.H. Wirtz (Mr.)             Director            Trade Union Officer
(The Netherlands)                                Abvakabo (Trade Union)
                                                 P.O. Box 3010
                                                 2700 KT Zoetermeer
                                                 The Netherlands
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E.J. Anneveld (Mr.)               Director            Chairman
(The Netherlands)                                CFO (Trade Union)
                                                 P.O. Box 84500
                                                 7500 AM Den Haag
                                                 The Netherlands
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                                         -2-
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                                                     Present Principal
Name and Citizenship         Office                Occupation and Address
--------------------         ------                ----------------------
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K. Kruithof (Mr.)            Director            Board Member
(The Netherlands)                                CFO (Trade Union)
                                                 Carnegielaen 1
                                                 3517 KH Den Haag
                                                 The Netherlands
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K. de Jong (Mr.)             Director            Vice Chairman
(The Netherlands)                                NU '91 (Trade Union)
                                                 Leidseweg 63
                                                 Postbox 6001
                                                 3503 PA Utrecht
                                                 The Netherlands
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                                         -3-